Fourth Quarter 2016 Earnings Release Investor Presentation NASDAQ: CARO January 19, 2017

2 Disclaimer Certain statements in this presentation contain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , such as statements relating to future plans and expectations, and are thus prospective . Such forward - looking statements include but are not limited to statements with respect to plans, objectives, expectations, and intentions and other statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions . Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by Carolina Financial Corporation (“Carolina Financial” or the “Company”) or any person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by Carolina Financial with the Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the Company’s loan portfolio and allowance for loan losses ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) the risk that the preliminary financial information reported herein and our current preliminary analysis will be different when our review is finalized ; (5) changes in the U . S . legal and regulatory framework including, but not limited to, the Dodd - Frank Act and regulations adopted thereunder ; (6) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; 7 ) the business related to acquisitions may not be integrated successfully or such integration may take longer to accomplish than expected ; (8) the expected cost savings and any revenue synergies from acquisitions may not be fully realized within expected timeframes ; and (9) disruption from acquisitions may make it more difficult to maintain relationships with clients, associates, or suppliers . Additional factors that could cause our results to differ materially from those described in the forward - looking statements can be found in the reports (such as our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the SEC and available at the SEC’s Internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above . We do not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made . This presentation and the accompanying news release contain financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . Such statements should be read along with the tables in the accompanying news release, which provide a reconciliation of non - GAAP measures to GAAP measures . This presentation and the accompanying news release discuss financial measures, such as core deposits, tangible book value, operating earnings and net income related to segments of the Company, which are non - GAAP measures . We believe that such non - GAAP measures are useful because they enhance the ability of investors and management to evaluate and compare the Company’s operating results from period to period in a meaningful manner . Non - GAAP measures should not be considered as an alternative to any measure of performance as promulgated under GAAP . Investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company . Non - GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP .

3 Fourth Quarter Highlights • 2016Q4 net income increased 42.7% to $5.2 million, or $0.41 per diluted share from $3.6 million, or $0.36 per diluted share for the fourth quarter of 2015. (1) • 2016Q4 operating earnings (Non - GAAP) increased 63.9% to $ 5.8 million, or $ 0.46 per diluted share, from $3.5 million, or $ 0.35 per diluted share, from the fourth quarter of 2015. (2) • 2016Q4 operating ROAA (Non - GAAP) and o perating ROAE (Non - GAAP) was 1.40% and 14.32%, respectively. • Tangible book value (Non - GAAP) per share of $12.59 at 12/31/2016 compared to $11.66 at 12/31/2015. • Loans receivable, excluding acquired loans, grew at an annualized rate of 20.2% or $ 185.9 million since December 31, 2015. Fourth quarter annualized loan growth was 15.9%. • Growth in total deposits of $143.5 million since 12/31/2015, excluding acquired deposits. • Core Deposits (Non - GAAP), excluding acquired deposits, increased $114.0 million since 12/31/2015. • Nonperforming assets to total assets of 0.40% as of 12/31/2016 as compared to 0.47% as of 12/31/2015. (1) All information at and for the period ended. 12/31/2016 is preliminary and based on Company data available at the time of the presentation. (2) Operating earnings exclude loss on extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on int erest rate swaps, and merger expenses, all net of income taxes at the applicable period effective rate. (3) Core deposits are defined as checking, savings and money market accounts.

4 Community Banking Segment Results

5 Strong, Improving Community Banking Segment Results Bank Segment Earnings (1) • Banking segment earnings 2016Q4 net income of $4.6 million, or $0.36 per diluted share, versus $3.3 million for 2015Q4, or $0.32 per diluted share. • Operating Bank segment earnings (Non - GAAP) 2016Q4 of $5.2 million, or $0.41 per diluted share, versus $3.2 million for 2015Q4, or $0.31 per diluted share. (2) Non - operating income and expenses for the quarter ended December 31, 2016 include: • $ 1.7 million loss on extinguishment of debt related to the prepayment of a $20.0 million advance with a 4.0% fixed interest rate and a remaining term of 4.1 years. • $1.0 million fair value adjustment gain on interest rate swaps that are marked to market • $ 260,000 in merger related costs • $65,000 gain on sale of securities • Bank Return on Average Assets increased to 1.11% for 2016Q4 from 0.99% for 2015Q4. • Operating Bank Return on Average Assets (Non - GAAP) increased to 1.25% for 2016Q4 from 0.96% for 2015Q4 . (2) 2011Y 2012Y ($18.7) (1) Community banking segment earnings as reported in public filings (includes intersegment revenues and expenses and excludes ho ldi ng company expenses). The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation. (2) Operating earnings exclude loss on extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on interest rate swaps, and merger expenses, all net of effective income tax rate for the applicable business segment. Operating bank segment EPS equals operating bank segment earni ngs divided by weighted average diluted shares.

6 Net Interest Margin (1) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation. (2) Net interest margin – tax - equivalent. • Net interest margin expanded 28bps for the fourth quarter of 2016 due to the following: • Average earnings assets comprised of 76.1% in loans held for investment and loans held for sale in 2016Q4 compared to 72.1% in 2015Q4. • Accretion income from acquired loans was approximately $ 341,000, or 9bps of change for 2016 Q4 and $390,000, or 10bps of change, for 2016Q3. • Cost of funds decreased slightly to 61bps for 2016Q4. Net Interest Margin (2) Yield on Loans (1) Cost of Funds (1)

7 Consistent Core Fee Income Stream • The Bank segment’s core noninterest income is primarily derived from deposit service charges, retail mortgage income and BOLI earnings. Banking Segment Core Noninterest Income ($MM) (1) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation. (1)

8 Bank Segment Operating Efficiencies • Operating bank s egment n oninterest expenses as a percentage of average consolidated assets of 2.29% in 2016Q4 compared to 2.35% in 2015Q4. • Operating bank segment efficiency ratio improved to 56.1% in 2016Q4 from 63.1% in 2015Q4. Operating Bank Segment Noninterest Expenses/Avg. Assets (%) (1)(2)(3) (1) Bank segment operating figures include intersegment revenues and expense and exclude holding company expenses. (2) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation. (3) Operating bank segment ratios exclude loss on extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on interest rate swaps, and merger expenses. (2) Operating Bank Segment Efficiency Ratio (1)(2)(3)

9 Strong Balance Sheet Growth • Loans held for investment, excluding acquired loans, grew at an annualized rate of 20.2% during 2016. • Total Deposits, excluding acquired deposits, increased $143.5 million since 12/31/2015. Total Deposits ($MM) (1)(2) Total Loans ($MM) (1)(2) Total Assets($MM) (1)(2) (1) Includes assets acquired and liabilities assumed in acquisitions, net of fair value adjustments. (2) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation.

10 Diversified Loan Mix and Solid Asset Quality NPAs/ Assets (%) (1)(2) • We have a diversified loan mix, with a focus on lower risk assets. • Our asset quality remains favorable, with NPA’s / assets of 0.40% at 12/31/2016. • Included in 12/31/2016 NPAs was $941,000 in real estate acquired through foreclosure, net as a result of the Congaree merger. • We experienced net recoveries for fiscal years 2014 and 2015 and continue to experience net recoveries through 2016. Total net recoveries were $547,000 and $1.1 million for 2016 and 2015, respectively. (1) Excludes performing troubled debt restructurings (TDRs ). (2) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation. NCOs / Average Loans (%) (2) Loan Composition (12/31/2016) (2) 2016Q4 Yield on Loans: 4.92%

11 Improving Deposit Mix Deposit Composition (12/31/16) (1) Checking Accounts (2) • Focus on increasing checking accounts as evidenced by an annualized checking account growth rate of 9.2% since 12/31/2015, excluding acquired checking accounts. 2016 Q4 Cost of Deposits: 0.48% (1) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation. (2) Includes checking accounts from deposits acquired during 2016Q2 acquisition. (1)

12 Attractive Wholesale Mortgage Platform

13 Wholesale Mortgage Platform Strong, Scalable Mortgage Platform (2) • Wholesale Mortgage segment earnings of $806,000, or $0.06 per diluted share, for 2016Q4 compared to $525,000, or $0.05 per diluted share, for 2015Q4. (1) • Increase in originations and margin has resulted in an increase in wholesale mortgage segment earnings reported 2016Q4 from 2015Q4. Mortgage Banking Earnings Contribution (1)(2) (1) Wholesale Mortgage segment earnings include intersegment revenues and expenses and exclude holding company expenses. Wholesale mortgage EPS equals segment earnings divided by weighted average diluted shares. (2) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation.

14 Focus on Shareholder Results • ROAA and ROAE of 1.25% and 12.80%, respectively, for 2016Q4. • Operating ROAA (Non - GAAP) and Operating ROAE (Non - GAAP) of 1.40% and 14.32%, respectively, for 2016Q4. • Diluted Earnings Per Share of $ 0.41 for 2016Q4 compared to $ 0.36 for 2015Q4 • Diluted Operating Earnings Per Share (Non - GAAP) of $0.46 for 2016Q4 compared to $0.35 for 2015Q4 Consolidated Operating ROAA & Operating ROAE (1)(2) Tangible Book Value per Share & Operating Earnings per Share (1)(2) (1) The 12/31/2016 information is preliminary and based on Company data available at the time of the presentation. (2) Operating earnings exclude extinguishment of debt, net gain or loss on sale of securities, fair value adjustments on interest rate swaps, and merger expenses, all net of income taxes at the applicable period effective rate.